Supplementary Oil and Gas Information - (Unaudited) - Capitalized Costs (Detail) - CAD CAD in Millions	Dec. 31, 2017	Dec. 31, 2016
Capitalized Costs Relating to Oil and Gas Producing Activities, by Geographic Area [Line Items]
Proved oil and gas properties	CAD 10,636	CAD 10,648
Unproved oil and gas properties	0	0
Total capitalized costs	10,636	10,648
Accumulated depletion and depreciation	(7,817)	(7,666)
Net capitalized costs	CAD 2,819	CAD 2,982